Exhibit 24.1


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Atrium Companies, Inc. has duly caused this Annual Report on Form 10-K for the year ended December 31, 1999 to be signed by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas on the 30th day of March 2000.

                                       ATRIUM COMPANIES, INC.

                                       By: /s/ Jeff L. Hull
                                           ---------------------------------
                                           Name:  Jeff L. Hull
                                           Title: President, Chief Financial
                                                  Officer and Treasurer



                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints Jeff L. Hull, the true and lawful attorney-in-fact, with full power of substitution and resubstitution, to sign on behalf of Atrium Companies, Inc., a Delaware corporation (the "Company"), and on behalf of the undersigned in my capacity as an officer and/or a director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and to sign any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, granting unto said attorney-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned may or could in person, hereby ratifying and confirming all that said attorney-in-fact or substitute, may lawfully do or cause to be done by virtue hereof. IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 30, 2000.

    SIGNATURE                       CAPACITY                        DATE
    ---------                       --------                        ----

/s/ Jeff L. Hull        President, Chief Financial Officer,
-------------------     Treasurer and Director (Principal       March 30, 2000
Jeff L. Hull            Executive Officer and Principal
                        Financial Officer)


/s/ Eric W. Long        Vice President, Corporate Controller
-------------------     and Secretary (Principal Accounting     March 30, 2000
Eric W. Long            Officer


/s/ R.L. Gilmer         Executive Vice President, Chief
-------------------     Operating Officer and Director          March 30, 2000
R.L. Gilmer


/s/ Daniel T. Morley
-------------------     Director                                March 30, 2000
Daniel T. Morley

    SIGNATURE                       CAPACITY                        DATE
    ---------                       --------                        ----

/s/ Roger A. Knight
-------------------     Director                                March 30, 2000
Roger A. Knight


/s/ James G. Turner
-------------------     Director                                March 30, 2000
James G. Turner


/s/ Andreas Hildbrand
-------------------     Director                                March 30, 2000
Andreas Hildebrand


/s/ John C. Deterding
-------------------     Director                                March 30, 2000
John C. Deterding


/s/ Nimrod Natan
-------------------     Director                                March 30, 2000
Nimrod Natan



                                      II-8